UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2019

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019, the Board of Directors of Protective Life Corporation (the “Company”) elected Michael G. Temple (56), currently the Company’s Vice Chairman, Finance and Risk, to serve as Vice Chairman and Chief Operating Officer of the Company, effective June 1, 2019.

Mr. Temple has served as the Company’s Vice Chairman, Finance and Risk since March 2018.  From November 2016 to March 2018, he served as Executive Vice President, Finance and Risk of the Company.  From January 2016 to November 2016, Mr. Temple served as Executive Vice President, Finance and Risk, and Chief Risk Officer of the Company.  From December 2012 to January 2016, Mr. Temple served as Executive Vice President and Chief Risk Officer of the Company.  Prior to joining the Company, Mr. Temple served as Senior Vice President and Chief Risk Officer at Unum Group, an insurance company in Chattanooga, Tennessee.

Mr. Temple does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he was elected to the position of Vice Chairman and Chief Operating Officer of the Company.  In addition, there have been no transactions involving Mr. Temple that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.  Mr. Temple’s compensation arrangements are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.  There were no changes to Mr. Temple’s compensation arrangements in connection with the foregoing election.

On May 31, 2019, the Company issued a press release announcing the election of Mr. Temple to the position of Vice Chairman and Chief Operating Officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer and Controller

Dated: May 31, 2019